SCUDDER TOTAL RETURN FUND


Supplement to the currently effective Statements of Additional Information

The following information amends the relevant disclosure in the "Management of the Funds - Investment Advisor" section:

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets                    Scudder Total Return Fund
------------------------                    -------------------------

$0 - $1.5 billion                                     0.470%
$1.5 billion - $2 billion                             0.445%
$2 billion - $3.5 billion                             0.410%
$3.5 billion - $5.5 billion                           0.400%
$5.5 billion - $7.5 billion                           0.390%
$7.5 billion - $10 billion                            0.380%
$10 billion - $12.5 billion                           0.370%
Over $12.5 billion                                    0.360%





May 20, 2005